THE PHOENIX EDGE SERIES FUND

     SUPPLEMENT DATED APRIL 5, 2002 TO THE PROSPECTUS DATED OCTOBER 29, 2001

The Plan of Reorganization for the merger of three series of the Fund into other series of the Fund (the "Plan") is now complete. Under the Plan, approved by a shareholder vote at the Special Meeting of Shareholders on March 18, 2002, three series of the Fund were merged into other series of the Fund as follows:

o After the close of business on March 22, 2002 the Phoenix-Janus Core Equity Series was merged into the Phoenix-Janus Growth Series.

o After the close of business on April 5, 2002 the Phoenix-Engemann Nifty Fifty Series was merged into the Phoenix-Engemann Growth Series.

o After the close of business on April 5, 2002 the Phoenix-Oakhurst Balanced Series was merged into the Phoenix-Oakhurst Strategic Allocation Series.

Each merged series transferred all or substantially all of its assets and liabilities to the corresponding surviving series. In exchange, the shareholders of the merged series received a proportional number of shares in the surviving series at the share price determined after the close of business on the date of the merger.

The three merged series are no longer available for investment.


















               READ AND KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.




TF771                                                                       4-02